                                                                   Exhibit 3.112



Mail to: P.O. Box 308                      Overnight to: 225 West State St.
         Trenton, NJ  08625                              3rd Floor
                                                         Trenton, NJ  08608-1001



                               STATE OF NEW JERSEY
                               DIVISION OF REVENUE

                  PUBLIC RECORDS FILING FOR NEW BUSINESS ENTITY
                                 (Fee Required)

--------------------------------------------------------------------------------
Fill out all information below INCLUDING INFORMATION FOR ITEM 11, and sign in the space provided. Please note that once filed, this form constitutes your original certificate of incorporation/formation/registration/authority, and the information contained in the filed form is considered public. Refer to the instructions for delivery/return options, filing fees and field-by-field requirements. Remember to remit the appropriate fee amount. Use attachments if more space is required for any field, or if you wish to add articles for the public record.
--------------------------------------------------------------------------------

1. Business Name: Toll Cliffs LP
------------------------------------------------------------------------------------------------------------------------------------
2. Type of Business entity: L P                                          3. Business Purpose: acquisition, ownership &
   (See Instructions for codes, page 21, Item 2)                            investment in real property
                                                                            (See Instructions, Page 22, Item 3)
------------------------------------------------------------------------------------------------------------------------------------
4. Stock (Domestic Corporations only; LLCs and Non-Profit leave blank):  5. Duration (If Indefinite or Perpetual, leave blank):
                                                                              October 31, 2023
------------------------------------------------------------------------------------------------------------------------------------
6. State of Formation/Incorporation (Foreign Entities Only):             7. Date of Formation/Incorporation (Foreign Entities Only):

------------------------------------------------------------------------------------------------------------------------------------
8. Contact Information:
   Registered agent Name:             The Corporation Trust Company
                           ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

   Registered Office:                                                    Business Address:
   ------------------                                                    -----------------
   (Must be a New Jersey street address)

   Street   820 Bear Tavern Road                                         Street  3103 Philmont Avenue
            --------------------------------------------------                  ----------------------------------------------------
   City     West Trenton               Zip     08628                     City    Huntingdon Valley     State  PA   Zip  19006
            --------------------------     -------------------                  ---------------------         ---       ------------
------------------------------------------------------------------------------------------------------------------------------------
9. Management (Domestic Corporations and Limited Partnerships Only)
   o For-Profit and Professional corporations list initial Board of Directors, minimum of 1;
   o Domestic Non-Profits list Board of Trustees, minimum of 3;
   o Limited Partnerships list all General Partners.

                Name                            Street Address                         City                   State           Zip
   Toll Land Corp. No. 10                    3103 Philmont Avenue                Huntingdon Valley              PA           19006
   --------------------------------      ------------------------------       --------------------------    ----------     ---------

   --------------------------------      ------------------------------       --------------------------    ----------     ---------

   --------------------------------      ------------------------------       --------------------------    ----------     ---------

+----------------------------------------------------------------------------------------------------------------------------------+
|        The signatures below certify that the business entity has complied with all applicable filing requirements pursuant       |
|                                              to the laws of the State of New Jersey.                                             |
+----------------------------------------------------------------------------------------------------------------------------------+

   10. Incorporators (Domestic Corporations Only, minimum of 1)


                Name                            Street Address                         City                   State           Zip

   --------------------------------      ------------------------------       --------------------------    ----------     ---------

   --------------------------------      ------------------------------       --------------------------    ----------     ---------


                   Signature(s) for the Public Record (See instructions for Information on Signature Requirements)

                Signature                                  Name                                 Title                       Date

            Kenneth J. Gary                           Kenneth J. Gary                Sr. VP of Toll Land No. 10             8/4/03
   --------------------------------------       -----------------------------      -----------------------------         -----------

   --------------------------------------       -----------------------------      -----------------------------         -----------


                                      Public Records filing for New Business Entity (continued)
------------------------------------------------------------------------------------------------------------------------------------


   11.   Additional Entity - Specific Information

         A.   Domestic Non-Profit Corporations (Title 15A) - For IRS exemption considerations, see instructions.
              o  The corporation shall have members:................................................|_|Yes   |_| No
                 If yes, qualifications shall be:
                 |_| As set forth in the by-laws or, |_| As set forth herein:


              o The rights and limitations of the different classes of members shall be:
                 |_| As set forth in the by-laws or, |_| As set forth herein:


              o  The method of electing the trustees shall be:
                 |_| As set forth in the by-laws or, |_| As set forth herein:


              o  The method of distribution of assets shall be:
                 |_| As set forth in the by-laws or, |_| As set forth herein:


         B.   Foreign Corporations - Profit, Non-Profit and Foreign Legal Professional (Titles 14A and 15A)
              Attach a certificate of good standing/existence from the state of incorporation not greater than 30 days old to this form.


         C.   Limited Partnerships (Title 42:2A)
              o Set forth the aggregate amount of cash and a description and statement of the agreed value of other property or services contributed (or to be contributed in the future) by all partners:
                        $10,000.00

              o Do the limited partners have the power to grant the right to become a limited partner to an
                assignee of any part of their partnership?..........................................|X|Yes   |_| No
                If yes, list the terms/conditions of that power:
                A limited partner's interest may be assigned in whole or in part at any time, and an assignee of a limited partner may become a limited partner without the prior written consent of the general partner.

              o Do the limited partners have the right to receive distributions from a partner which includes
                a return of all or any part of the partner's contributions?.........................|X|Yes   |_| No
                If yes, list the applicable terms:
                Operating cash flow & liquidating distributions are to be made in accordance with relative capital contributions. Distributions may include the return of contributions in the general partner's discretion.

              o Do the general partners have the right to make distributions to a partner which includes
                a return of all or any part of the partner's contributions?.........................|X|Yes   |_| No
                If yes, list the applicable terms:
                Operating cash flow and liquidating distributions are to be made in accordance with relative capital contributions. Distributions may include the return of contributions in the general partner's discretion.

              o What are the rights of the remaining general partners to continue the business in the event that a general partner withdraws? List below.
                Remaining general partners, if any, may continue the business upon withdrawal of the general partner.


         D. Foreign Limited Partnerships (Title 42:2A)
              o Set forth the aggregate amount of cash and a description and statement of the agreed value of other property or services contributed (or to be contributed in the future) by all partners:



                                                                -2-